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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                ---------------

                                    FORM 8-K

                                ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 24, 2001


                                   NTELOS INC.
               (Exact Name of Registrant as Specified in Charter)

        Virginia                      0-16751                     54-1443350
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)
                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)
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ITEM 5.        OTHER EVENTS.

         The purpose of this Form 8-K is to update certain information previously filed by NTELOS Inc. ("NTELOS") relating to certain previously announced acquisitions.

                           FORWARD-LOOKING STATEMENTS

         This filing contains various "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the beliefs of our management, as well as assumptions made by, and information currently available to, our management. These forward-looking statements are based on current expectations and projections about future events and trends affecting the financial condition of our business. These forward-looking statements are subject to risks and uncertainties that may lead to results that differ materially from those expressed in any forward-looking statement made by us or on our behalf, including, among other things:

      o     changes  in  industry   conditions  created  by  federal  and  state
            legislation and regulations;

      o     successful integration of acquisitions;

      o the achievement of build-out, operational, capital, financing and marketing plans relating to deployment of PCS services;

      o retention of our existing customer base and service levels and the ability to attract new customers;

      o continuation of economic growth and demand for wireless and wireline communications services;

      o     rapid changes in technology;

      o     the  competitive   nature  of  the  wireless   telephone  and  other
            communications services industries;

      o     adverse changes in the roaming rates we charge and pay;

      o the capital intensity of the wireless telephone business and our debt structure;

      o our substantial debt obligations and our ability to service those obligations;

      o     the cash flow and financial performance of our subsidiaries;

      o restrictive covenants and consequences of default contained in our financing arrangements;

      o     completion of the merger with R&B Communications, Inc.;

      o opportunities for growth through acquisitions and investments and our ability to manage this growth;

      o the level of demand for competitive local exchange services in smaller markets;

      o     Our ability to manage and monitor billing; and

      o     possible health effects of radio frequency transmission.
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         Words and phrases such as "expects,"  "estimates,"  "intends," "plans,"
"believes," "projection," "will continue" and "is anticipated" are intended to identify forward-looking statements.

         The results referred to in forward-looking statements may differ materially from actual results because they involve estimates, assumptions and uncertainties. We are not obligated to update or revise any forward-looking statements or to advise of changes in the assumptions on which they are based, whether as a result of new information, future events or otherwise. All forward-looking statements should be viewed with caution.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements and Pro Forma Financial Information.

         Not applicable.

         (b) Pro Forma Financial Information.

         Not applicable.

         (c) Exhibits.


     EXHIBIT      DESCRIPTION
     -------      -----------
       99.1       Unaudited  pro forma  consolidated  financial  information  of
                  NTELOS Inc.

       99.2 Unaudited interim condensed consolidated financial statements of R&B Communications, Inc.

       99.3 Unaudited interim condensed financial statements of West Virginia PCS Alliance, L.C.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NTELOS INC.
                                   (Registrant)


                                   By:   /s/ Michael B. Moneymaker
                                       ---------------------------------------
                                        Michael B. Moneymaker
                                        Senior Vice President and Chief
                                        Financial Officer, Treasurer and
                                        Secretary


Date: January 24, 2001
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                                 EXHIBITS INDEX


      EXHIBIT     DESCRIPTION
      -------     -----------

       99.1 Unaudited pro forma consolidated financial information of NTELOS Inc.

       99.2 Unaudited interim condensed consolidated financial statements of R&B Communications, Inc.

       99.3 Unaudited interim condensed financial statements of West Virginia PCS Alliance, L.C.